                              KEMPER EQUITY FUNDS
                            SUPPLEMENT TO PROSPECTUS
                               DECEMBER 31, 1996

INVESTMENT MANAGER AND UNDERWRITER

     As reflected in the prospectus (see "Investment Manager and Underwriter"), Zurich Kemper Investments, Inc. ("ZKI") serves as investment manager for the Kemper Equity Funds. The following supplements information in the prospectus:

     Kurt R. Stalzer has been the portfolio manager of Kemper Small Capitalization Equity Fund since he joined ZKI in January 1997 and the portfolio manager of the Kemper Aggressive Growth Fund since February 1997. He is a senior vice president at ZKI. Prior to joining ZKI, Mr. Stalzer was a senior portfolio manager for an unaffiliated investment management company. Mr. Stalzer received a B.B.A. in finance and accounting from the University of Michigan.

     Steven H. Reynolds has been the portfolio manager of the Kemper Growth Fund since February 1997. He joined ZKI in September 1995 and is currently executive vice president and chief investment officer-equities for ZKI. Immediately prior to joining ZKI, he was a senior vice president and equity portfolio manager of an investment advisory firm; and prior thereto, he was a senior vice president, managing director and head of active equities at a national bank. Mr. Reynolds received a B.A. degree from Johns Hopkins University, Baltimore, Maryland and an M.B.A. in finance from the University of Virginia, Charlottesville, Virginia.

February 20, 1997
KEF-1B